UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 11, 2012

AllianceBernstein Holding l.p.
(Exact name of registrant as specified in its charter)

Delaware	001-09818	13-3434400
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	212-969-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
On March 26, 2012, AXA Equitable Life Insurance Company (“AXA Equitable”) announced that Richard S. Dziadzio, Senior Executive Vice President and Chief Financial Officer, will be leaving the Company, effective April 13, 2012, in order to pursue other career opportunities.  In connection with his departure from the Company, Mr. Dziadzio will leave the Board of Directors of AllianceBernstein Corporation, general partner of AllianceBernstein L.P. and AllianceBernstein Holding L.P. (together, “AllianceBernstein”), effective April 12, 2012.

(d)	On April 12, 2012, the sole stockholder of AllianceBernstein Corporation elected Andrew J. McMahon as a new member of the Board of Directors.

Item 7.01.	Regulation FD Disclosure.

AllianceBernstein is furnishing a news release issued on April 11, 2012, announcing preliminary assets under management as of March 31, 2012 (“AUM Release”).  The AUM Release is attached hereto as Exhibit 99.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.01	AUM Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AllianceBernstein Holding l.p.

Dated: April 12, 2012	By:	/s/ Laurence E. Cranch
Laurence E. Cranch General Counsel